Exhibit 99.1

SmartRent Provides Update on Fourth Quarter 2025 Financial Results

Delivers Revenue Growth and Achieves Run Rate Cash Flow Neutrality

Phoenix, Ariz., February 5, 2026 – (BUSINESS WIRE) – SmartRent, Inc. (NYSE: SMRT) (“SmartRent” or the “Company”), a leading provider of smart communities solutions and smart operations solutions for the rental housing industry, today reported selected preliminary unaudited financial results and key metrics for the three months ended December 31, 2025.

In conjunction with the release of its second quarter financial results, the Company outlined clear operating and financial priorities to be achieved by the end of 2025, including improving revenue performance, achieving positive Adjusted EBITDA on a run-rate basis, and reaching cash flow neutrality on a run-rate basis exiting the fourth quarter of 2025. The Company expects its fourth quarter results to reflect achievement of these objectives.

For the fourth quarter of 2025, the Company aniticpates reporting:

•
Revenue in the range of $36 million to $37 million, representing the first quarter of year-over-year revenue growth in the last seven quarters
•
SaaS revenue in the range of $15.2 to $15.5 million, representing a year-over-year increase of more than ten percent
•
Net loss in the range of $3.6 million to $3.3 million
•
Adjusted EBITDA in the range of $0 to $300,000
•
Ending cash balance of approximately $105 million, an increase of $5 million compared to September 30, 2025

“Our expected fourth quarter results reflect the impact of decisive action and disciplined execution over the course of the second half of 2025,” said Frank Martell, President and Chief Executive Officer of SmartRent. “Importantly, we delivered on our commitments, including investing in our revenue-generating teams, driving productivity and resetting expense levels, as well as maintaining significant cash reserves.”

Martell added, “We recognize there is more work ahead but we are energized by our progress. As we enter 2026, our focus remains squarely on continued cost discipline and building a more predictable growth profile primarily driven by recurring software-related revenue. We also expect to continue to realize cost and productivity benefits in the coming quarters based on a more fulsome flow-through from our 2025 cost reset program.”

Preliminary Information
The preliminary financial information included in this press release are presented as of December 31, 2025, and are unaudited, preliminary and subject to change upon completion of the Company’s closing process. As a result, the Company’s final results may vary materially from the preliminary results included in this press release. The Company undertakes no obligation to update or supplement the information provided in this press release until the Company releases its financial statements for the three months and full year ended December 31, 2025. The preliminary financial information included in this press release reflects the Company’s current estimates based on information available as of the date of this press release. This preliminary financial and operational

Exhibit 99.1

information should not be viewed as a substitute for full financial statements prepared in accordance with GAAP and is not necessarily indicative of the results to be achieved for any future periods. This preliminary financial information could be impacted by the effects of financial closing procedures, final adjustments, and other developments.

Forward-Looking Statements
This press release contains forward-looking statements which address the Company's expected future business and financial performance and results, areas of focus, including our operations, approach to operational and financial discipline, cost reduction, expected growth, strategy, performance, financial review, and other future events and forward-looking statements. Forward-looking statements may contain words such as "goal," "target," "future," "estimate," "expect," "anticipate," "intend," "plan," "believe," "seek," "project," "may," "should," "will" or similar expressions. Examples of forward-looking statements include, among others, statements regarding the expected financial results, product portfolio enhancements, expansion plans and opportunities and earnings guidance related to financial and operational metrics. Statements regarding run-rate performance, exit-period operating conditions, and achievement of operating objectives reflect the Company’s current expectations based on information available as of the date of this release and are not intended to provide guidance for future periods. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those currently anticipated. These risks, uncertainties and other factors include, but are not limited to risks detailed in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K, filed on March 5, 2025 and our Quarterly Reports on Form 10-Q filed on May 7, 2025, August 6, 2025 and November 5, 2025. The forward-looking statements herein represent the judgment of the Company, as of the date of this release, and SmartRent disclaims any intent or obligation to update forward-looking statements. This press release should be read in conjunction with the information included in the Company's other press releases, reports and other filings with the SEC. Understanding the information contained in these filings is important in order to fully understand the Company's reported financial results, our business outlook for future periods and risk factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements.

Use of Non-GAAP Financial Measures
In addition to disclosing financial results that are determined in accordance with GAAP, SmartRent also discloses certain non-GAAP financial measures in this press release, including EBITDA and Adjusted EBITDA. These financial measures are not recognized measures under GAAP and should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

All historic non-GAAP financial measures have been reconciled with the most directly comparable GAAP financial measures - these non-GAAP financial measures are not intended to supersede or replace our GAAP results.

We define EBITDA as net income (loss) computed in accordance with GAAP before interest income, net, income tax expense (benefit) and depreciation and amortization. We define Adjusted EBITDA as EBITDA before expenses related to non-recurring legal matters, stock-based compensation expense, impairment of investment in non-affiliate, goodwill impairment, inventory write-offs, non-recurring

Exhibit 99.1

warranty provisions, other acquisition expenses, and other expenses caused by non-recurring, or unusual, events that are not indicative of our ongoing business.

EBITDA and Adjusted EBITDA may be determined or calculated differently by other companies. Reconciliations of these non-GAAP measures to the most directly comparable GAAP financial measures have been provided in the financial statement tables included in this press release, and investors are encouraged to review the reconciliations.

EBITDA and Adjusted EBITDA are not used as measures of SmartRent’s liquidity and should not be considered alternatives to net income or loss or any other measure of financial performance presented in accordance with GAAP.

UNAUDITED RECONCILIATION OF NON-GAAP MEASURES

	For the three months ended December 31, 2025
	Low	High
	(dollars in thousands)
Net loss	$ (3,556)	$ (3,306)
Interest income, net	(818)	(818)
Income tax expense	25	25
Depreciation and amortization	2,220	2,220
EBITDA	(2,129)	(1,879)
Legal matters	31	31
Stock-based compensation	1,698	1,698
Other non-operating expenses	400	450
Adjusted EBITDA	$ -	$ 300

About SmartRent
Founded in 2017, SmartRent, Inc. (NYSE: SMRT) is a leading provider of smart communities solutions and smart operations solutions to the rental housing industry. SmartRent’s end-to-end ecosystem powers smarter living and working in rental housing by automating operations, protecting assets, reducing energy consumption and more. The Company’s differentiators - purpose-built software and hardware, and end-to-end implementation and support - create an exceptional experience, with 15 of the top 20 multifamily operators and millions of users leveraging SMRT solutions daily. For more information, please visit smartrent.com.

Investor Contact

Kelly Reisdorf
Head of Investor Relations

investors@smartrent.com

Exhibit 99.1

Media Contact

Amanda Chavez
Vice President, Corporate Communications
media@smartrent.com